EXHIBIT 10.1

FIRST AMENDMENT TO
CREDIT AGREEMENT, TERM LOAN NOTE, LINE OF CREDIT NOTE,

SECURITY AGREEMENT,

DEEDS OF TRUST AND ASSIGNMENTS OF RENTS AND LEASES,

PLEDGE AGREEMENT AND CONTINUING GUARANTY

BY AND AMONG

ACR GROUP, INC.
as Borrower,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Lender

and

SUBSIDIARIES OF BORROWER

Listed on the Signature Page Hereto

Effective as of August 31, 2005

TABLE OF CONTENTS

ARTICLE I DEFINITIONS; CONSTRUCTION

Section 1.01 Terms Defined Above

Section 1.02 Terms Defined in Credit Agreement

Section 1.03 Other Provisions

ARTICLE II AMENDMENTS TO CREDIT AGREEMENT

Section 2.01 Amendments to Section 1.1 -- DEFINITIONS

Section 2.02 Amendments to Section 1.2 - LINE OF CREDIT

Section 2.03 Amendment to Section 1.3 - TERM COMMITMENT

Section 2.04 Amendment to Section 4.9 - FINANCIAL COVENANTS

ARTICLE III AMENDMENT TO TERM NOTE

ARTICLE IV AMENDMENT TO KATY DEED OF TRUST AND PASADENA DEED OF TRUST

Section 4.01 Amendment to Katy Deed of Trust

Section 4.02 Amendment to Pasadena Deed of Trust

ARTICLE V AMENDMENT TO PLEDGE AGREEMENT

Section 5.01 Amendment to Preliminary Statements

ARTICLE VI AMENDMENT TO GUARANTY

Section 6.01 Amendment to Paragraph 1

Section 6.02 Amendment to Paragraph 2

ARTICLE VII CONDITIONS

Section 7.01 Loan Documents

Section 7.02 Corporate Proceedings of Loan Parties

Section 7.03 Representations and Warranties

Section 7.04 No Default

Section 7.05 No Change

Section 7.06 Security Instruments

Section 7.07 Other Instruments or Documents

ARTICLE VIII MISCELLANEOUS

Section 8.01 Adoption, Ratification and Confirmation

Section 8.02 Ratification and Affirmation of Guaranty

Section 8.03 Successors and Assigns

Section 8.04 Counterparts; Delivery of Telecopy Signature Pages

Section 8.05 Entire Agreement

Section 8.06 Invalidity

Section 8.07 Titles of Articles, Sections and Subsections

Section 8.08 Governing Law

FIRST AMENDMENT TO
CREDIT AGREEMENT, TERM LOAN NOTE, LINE OF CREDIT NOTE, SECURITY AGREEMENT, DEEDS OF TRUST AND ASSIGNMENTS OF RENTS AND LEASES, PLEDGE AGREEMENT AND CONTINUING GUARANTY

This FIRST AMENDMENT TO CREDIT AGREEMENT , TERM LOAN NOTE, LINE OF CREDIT NOTE, SECURITY AGREEMENT, DEEDS OF TRUST AND ASSIGNMENTS OF RENTS AND LEASES, PLEDGE AGREEMENT AND CONTINUING GUARANTY (this "First Amendment") executed effective as of the 31st day of August, 2005 (the "Effective Date"), is by and among ACR GROUP, INC., a corporation formed under the laws of the State of Texas ("Borrower"), WELLS FARGO BANK, NATIONAL ASSOCIATION (together with its successors and assigns, "Lender"), and the Guarantors set forth on the signature pages hereto (collectively, the "Guarantors").

R E C I T A L S:

A. Borrower and Lender are parties to that certain Credit Agreement dated as of September 7, 2004 (the "Credit Agreement"), pursuant to which Lender agreed, subject to certain terms and conditions, to extend credit to Borrower.

B. Pursuant to the terms and conditions of the Credit Agreement, Borrower executed and delivered to Lender, among other things, (i) that certain Term Loan Note dated as of September 7, 2004 in an original principal amount of $5,000,000.00 (the "Term Note"), and (ii) that certain Line of Credit Note dated as of September 7, 2004 in the face amount of $30,000,000.00 (the "Line of Credit Note").

C. In connection with its execution of the Credit Agreement, and in order to secure Borrower's obligations under the Term Note and the Line of Credit Note, Borrower, certain Subsidiaries of Borrower, and Lender (as applicable) entered into (i) that certain Deed of Trust and Assignment of Rents and Leases dated as of September 7, 2004 by Lifetime Filter, Inc., a Texas corporation and Subsidiary of Borrower as Grantor, and Mr. Danny Oliver as Trustee for the benefit of Lender (the "Katy Deed of Trust"), (ii) that certain Deed of Trust and Assignment of Rents and Leases dated as of September 7, 2004 by ACR Supply, Inc., a Texas corporation and Subsidiary of Borrower as Grantor, and Mr. Danny Oliver as Trustee for the benefit of Lender (the "Pasadena Deed of Trust"), (iii) that certain Pledge Agreement dated as of September 7, 2004 between Borrower and Lender (the "Pledge Agreement"), and (iv) that certain Continuing Guaranty dated as of September 7, 2004, executed by Borrower and certain of its Subsidiaries (the "Guaranty", and together with the Katy Deed of Trust, the Pasadena Deed of Trust and the Pledge Agreement, the "Security Documents"); and

D. Borrower, and Lender desire to amend the Credit Agreement, the Term Note and the Security Documents, and Borrower desires to execute and deliver to Lender a Restated Line of Credit Note with a face amount of Thirty-Five Million and 00/100 Dollars ($35,000,000.00) payable to the order of Lender (the "Restated Line of Credit Note" and together with the Line of Credit Note and the Term Note the "Notes"), and Guarantors join in the execution of this First Amendment to evidence their ratification of the Guaranty, all in the particulars hereinafter provided;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

DEFINITIONS; CONSTRUCTION

Terms Defined Above

. As used in this First Amendment, each of the terms defined in the introductory paragraph and the Recitals above shall have the meaning assigned to such terms therein.

Terms Defined in Credit Agreement

. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless provided to the contrary.

Other Provisions

.

The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this First Amendment shall refer to this First Amendment as a whole and not to any particular Article, Section, subsection or provision of this First Amendment, unless provided to the contrary.

Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this First Amendment unless otherwise specified.

Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting gender shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

AMENDMENTS TO CREDIT AGREEMENT

Borrower and Lender agree that the Credit Agreement is hereby amended, effective as of the Effective Date, in the following particulars:

Amendments to Section 1.1 -- DEFINITIONS

. The following terms, which are defined in Section 1.1(a) of the Credit Agreement, are hereby amended in their entirety to read as follows:

(a) "Line of Credit Note" means, that certain Line of Credit Note dated as of September 7, 2004 and made by Borrower payable to the order of the Bank with a face amount of Thirty Million Dollars ($30,000,000.00) and that certain Restated Line of Credit Note dated as of August 31, 2005 and made by Borrower payable to the order of the Bank with a face amount of Thirty-Five Million Dollars ($35,000,000.00), restating and amending in part the September 7, 2004 Line of Credit Note, and together evidencing the Line of Credit in an aggregate principal amount not to exceed Thirty-Five Million Dollars ($35,000,000.00) at any time outstanding, and any amendments and modifications to either, any substitutes therefore, and any replacements, restatements, renewals or extensions of either, in whole or in part.

(b) "Termination Date" means, the earlier to occur of (i) August 31, 2007 and (ii) the termination of Bank's obligation to extend further credit pursuant to Section 6.2 of this Agreement."

Amendments to Section 1.2 -- LINE OF CREDIT

.

Section 1.2(b) of the Credit Agreement is hereby amended and supplemented by adding the following new sentence immediately following subsection 1.2(b)(v):

"Notwithstanding the foregoing (or any other provision hereof or elsewhere to the contrary), in no event shall the Value of Eligible Finished Goods Inventory ever exceed a maximum of fifty percent (50%) of the Line of Credit."

Amendment to Section 1.3 -- TERM COMMITMENT

. Section 1.3(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

"Borrowing and Repayment. Borrower may from time to time during the period in which Bank will make advances under the Term Commitment borrow and partially or wholly repay its outstanding borrowings subject to all the limitations, terms and conditions contained herein; provided, however, and it is expressly agreed and understood by Borrower, that amounts repaid may not be reborrowed, and provided, further, that the total amount advanced under the Term Commitment shall not at any time exceed FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00), subject, however, to the limitations set forth in clause (b) above of this Section 1.3. Repayment of the Term Loan Note shall be made in accordance with the following terms, as applicable (i) in the case of advances made for equipment purchases and in the case of the Existing B of A Indebtedness refinanced hereby to the extent such indebtedness was used to finance equipment purchases (together with accrued, unpaid interest thereon, if any), principal shall be amortized over seven (7) years from the date of the relevant advance and shall be repaid in equal monthly installments based on such amortization, plus interest, and with a balloon payment of all remaining principal together with all accrued, unpaid interest thereon, being due and payable in full in one lump sum payment on August 31, 2007; (ii) in the case of advances made for real estate purchases and in the case of the Existing B of A Indebtedness refinanced hereby to the extent such indebtedness was used to finance the purchase of real estate (together with accrued, unpaid interest thereon, if any), principal shall be amortized over fifteen years with a balloon payment of all remaining principal, together with all accrued, unpaid interest thereon, being due and payable in full in one lump sum payment on August 31, 2007; and shall be repaid in equal monthly installments based on such amortization, plus interest thereon, all as further set forth in the Term Loan Note.

Amendment to Section 4.9 -- FINANCIAL COVENANTS

. Section 4.9(a) of the Credit Agreement is hereby amended by deleting the chart set forth therein in its entirety and replacing it with the following:

Fiscal Quarter Ending	Minimum Tangible Net Worth
8/31/2004	$8,450,000
11/30/2004	$8,825,000
2/28/2005	$9,200,000
5/31/2005	$9,575,000
8/31/2005	$9,950,000
11/30/2005	$10,325,000
2/28/2006	$10,700,000
5/31/2006	$11,075,000
8/31/2006	$11,450,000
11/30/2006	$11,825,000
2/28/2007	$12,200,000
5/31/2007	$12,575,000

  AMENDMENT TO TERM NOTE

  Subpart (a) of the paragraph entitled "BORROWING AND REPAYMENT" in the Term Note is hereby amended by striking from the third sentence thereof the following words:

  "upon the expiration of two (2) years from the date hereof."

  and replacing such words with the following, which shall have the effect of extending the maturity date of the Term Note to August 31, 2007:

  "on August 31, 2007."

  AMENDMENT TO KATY DEED OF TRUST AND PASADENA DEED OF TRUST

  Amendment to Katy Deed of Trust

  . The Katy Deed of Trust is hereby amended by deleting Section 2.1(a) in its entirety and replacing it with the following:

  "(a) payment to Beneficiary of all sums at any time owing and performance of all other obligations arising under or in connection with that certain (i) Line of Credit Note dated as of September 7, 2004, in the maximum principal amount of Thirty Million and 00/100 Dollars ($30,000,000.00), with interest as provided therein, executed by ACR Group, Inc. and payable to Beneficiary or its order, and maturing on August 31, 2006, together with the payment and performance of any other indebtedness or obligations incurred in connection with the credit accommodation evidenced by said Line of Credit Note, whether or not specifically referenced therein, (ii) Restated Line of Credit Note dated as of August 31, 2005 in the maximum principal amount of Thirty-Five Million and 00/100 Dollars ($35,000,000.00), with interest as provided therein, executed by ACR Group, Inc. and payable to Beneficiary or its order, and maturing on August 31, 2007, together with the payment and performance of any other indebtedness or obligations incurred in connection with the credit accommodation evidenced by said Restated Line of Credit Note, whether or not specifically referenced therein, and (iii) the Term Loan Note dated as of September 7, 2004, as amended, in the maximum principal amount of Five Million and 00/100 Dollars ($5,000,000.00), with interest as provided therein, executed by ACR Group, Inc. and payable to Beneficiary or its order, and maturing on August 31, 2007, together with the payment and performance of any other indebtedness or obligations incurred in connection with the credit accommodation evidenced by said Term Loan Note, whether or not specifically referenced therein (the Line of Credit Note, the Restated Line of Credit Note and the Term Loan Note together the "Notes") and all other obligations arising under or pursuant to that certain Credit Agreement dated as of September 7, 2004 by and between Beneficiary and said ACR Group, Inc., as amended from time to time (the "Credit Agreement"), pursuant to which the Notes are executed or any of the other "Loan Documents" (as defined in the Credit Agreement);"

  Amendment to Pasadena Deed of Trust

  . The Pasadena Deed of Trust is hereby amended by deleting Section 2.1(a) in its entirety and replacing it with the following:

  "(a) payment to Beneficiary of all sums at any time owing and performance of all other obligations arising under or in connection with that certain (i) Line of Credit Note dated as of September 7, 2004, in the maximum principal amount of Thirty Million and 00/100 Dollars ($30,000,000.00), with interest as provided therein, executed by ACR Group, Inc. and payable to Beneficiary or its order, and maturing on August 31, 2006, together with the payment and performance of any other indebtedness or obligations incurred in connection with the credit accommodation evidenced by said Line of Credit Note, whether or not specifically referenced therein, (ii) Restated Line of Credit Note dated as of August 31, 2005 in the maximum principal amount of Thirty-Five Million and 00/100 Dollars ($35,000,000.00), with interest as provided therein, executed by ACR Group, Inc. and payable to Beneficiary or its order, and maturing on August 31, 2007, together with the payment and performance of any other indebtedness or obligations incurred in connection with the credit accommodation evidenced by said Restated Line of Credit Note, whether or not specifically referenced therein, and (iii) the Term Loan Note dated as of September 7, 2004, as amended, in the maximum principal amount of Five Million and 00/100 Dollars ($5,000,000.00), with interest as provided therein, executed by ACR Group, Inc. and payable to Beneficiary or its order, and maturing on August 31, 2007, together with the payment and performance of any other indebtedness or obligations incurred in connection with the credit accommodation evidenced by said Term Loan Note, whether or not specifically referenced therein (the Line of Credit Note, the Restated Line of Credit Note and the Term Loan Note together the "Notes") and all other obligations arising under or pursuant to that certain Credit Agreement dated as of September 7, 2004 by and between Beneficiary and said ACR Group, Inc., as amended from time to time (the "Credit Agreement"), pursuant to which the Notes are executed or any of the other "Loan Documents" (as defined in the Credit Agreement);"

  AMENDMENT TO PLEDGE AGREEMENT

  Amendment to Preliminary Statements

  . The Pledge Agreement is hereby amended by deleting in its entirety the second paragraph of the Preliminary Statements set forth therein and replaced with the following:

  "WHEREAS, Pledgor and Lender have entered into that certain Credit Agreement dated as of September 7, 2004, as amended (the "Credit Agreement"), pursuant to which Lender has agreed to extend to Pledgor (i) a revolving line of credit in an aggregate principal amount not to exceed at any time outstanding THIRTY-FIVE MILLION AND NO/100 DOLLARS ($35,000,000.00) (the "Line of Credit") and (ii) a term loan in an amount equal to FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) (the "Term Loan") under the terms, and subject to the conditions, set forth in the Credit Agreement and, as applicable, the Line of Credit Note dated September 7, 2004 in the face amount of $30,000,000.00 executed by Pledgor payable to the order of Lender (the "Line of Credit Note"), the Restated Line of Credit Note dated August 31, 2005 in the face amount of $35,000,000.00 executed by Pledgor payable to the order of Lender (the "Restated Line of Credit Note"), and the Term Loan Note dated September 7, 2004, as amended, in the original principal amount of $5,000,000.00 executed by Pledgor payable to the order of Lender (the "Term Note" and together with the Line of Credit Note and the Restated Line of Credit Note, the "Notes");"

  AMENDMENT TO GUARANTY

  Amendment to Paragraph 1

  . The Guaranty is hereby amended by deleting the second sentence of Paragraph 1 in its entirety and replacing it with the following:

  "The term Indebtedness is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Borrower, heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrower may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable including, without limitation, all "Obligations" as said term is defined in that certain Credit Agreement dated as of September 7, 2004 by and between Borrower and Bank, as amended, including (without limitation) that certain $30,000,000.00 Line of Credit Note dated as of September 7, 2004 and that certain $35,000,000.00 Restated Line of Credit Note dated as of August 31, 2005 in respect of a $35,000,000.00 Line of Credit and that certain $5,000,000.00 Term Note dated as of September 7, 2004, as amended, in respect of a $5,000,000.00 Term Commitment."

  Amendment to Paragraph 2

  . The Guaranty is hereby further amended by deleting the first sentence of Paragraph 2 in its entirety and replacing it with the following:

  "The liability of Guarantors shall not exceed at any time the sum of Forty Million and 00/100 Dollars ($40,000,000.00) plus all interest thereon plus costs, expenses and all other amounts owing pursuant to the Credit Agreement or any other Loan Document plus all costs and expenses pertaining to the enforcement of this Guaranty and/or the collection of the Indebtedness of any of the Borrowers to Bank, provided that the obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law for principal."

  CONDITIONS

Loan Documents

. Lender shall have received:

(i) multiple original counterparts of this First Amendment executed and delivered by a duly authorized officer of Borrower; and

(ii) an original Restated Line of Credit Note dated as of the Effective Date reflecting a face amount of Thirty-Five Million and 00/100 Dollars ($35,000,000.00) payable to the order of Lender.

Corporate Proceedings of Borrower and Guarantors

. Lender shall have received multiple copies of the resolutions, in form and substance reasonably satisfactory to Lender, of the Boards of Directors of Borrower and the Guarantors, authorizing the execution, delivery and performance of this First Amendment, each such copy being attached to an original certificate of the Secretary or an Assistant Secretary of Borrower or the Guarantors, as applicable, dated as of the Effective Date, certifying (i) that the resolutions attached thereto are true, correct and complete copies of resolutions duly adopted by written consents or at meetings of the Boards of Directors, (ii) that such resolutions constitute all resolutions adopted with respect to the transactions contemplated hereby, (iii) that such resolutions have not been amended, modified, revoked or rescinded as of the Effective Date, (iv) that the respective articles of incorporation and bylaws of Borrower and the Guarantors have not been amended or otherwise modified since the effective date of the Credit Agreement, except pursuant to any amendments attached thereto, and (v) as to the incumbency and signature of the officers of Borrower or the Guarantors, as applicable, executing this First Amendment.

Representations and Warranties

. Each of the representations and warranties made by Borrower and the Guarantors in or pursuant to the Loan Documents shall be true and correct as of the Effective Date, as if made on and as of such date.

No Default

. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

No Change

.

No event shall have occurred since May 31, 2005, which, in the reasonable opinion of Lender, could have a material adverse effect on the condition (financial or otherwise), business, operations or prospects of Borrower or the Guarantors.

Neither Borrower nor any of its Subsidiaries shall have sold, leased or otherwise disposed of any assets or other property since May 31, 2005, except in the ordinary course of business.

No charge off or write down in excess of $100,000.00 of any assets or other property of Borrower or any of its Subsidiaries reflected in the most recent financial statements of Borrower and its Subsidiaries provided to Lender shall have been taken.

Security Instruments

. Each of the Security Documents shall be in full force and effect and provide to Lender the security intended thereby to secure the Obligations, as amended and supplemented hereby.

Other Instruments or Documents

. Lender shall receive such other instruments or documents as it may reasonably request.

Fees

. All fees of Lender's legal counsel shall be paid upon execution of this First Amendment, not to exceed $3,100.00.

MISCELLANEOUS

Adoption, Ratification and Confirmation

. Each of Borrower, the Guarantors and Lender does hereby adopt, ratify and confirm the Credit Agreement, the Notes and the Security Documents, each as amended hereby, and acknowledges and agrees that the Credit Agreement, the Notes, and the Security Documents, each as amended hereby, are and remain in full force and effect.

Ratification and Affirmation of Guaranty

. Each Guarantors hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Guaranty, as amended, supplemented or otherwise modified hereby (the "Guaranty"), (iii) acknowledges, renews and extends its continued liability under the Guaranty and agrees that the Guaranty remains in full force and effect on and after the execution and delivery of this First Amendment; and (iv) guarantees to Lender to promptly pay when due all amounts owing or to be owing by it under the Guaranty pursuant to the terms and conditions thereof.

Successors and Assigns

. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Counterparts; Delivery of Telecopy Signature Pages

. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by Borrower, the Guarantors and Lender. In this regard, each of the parties hereto acknowledges that a counterpart of this First Amendment containing a set of counterpart executed signature pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this First Amendment by each necessary party hereto and shall constitute one instrument. Delivery of an executed signature page of this First Amendment by facsimile transmission shall be effective as delivery of an original executed signature page of this First Amendment.

Entire Agreement

. This First Amendment constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this First Amendment.

Invalidity

. In the event that any one or more of the provisions contained in this First Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this First Amendment.

Titles of Articles, Sections and Subsections

. All titles or headings to Articles, Sections, subsections or other divisions of this First Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.

Governing Law

. This First Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of Texas.

This First Amendment, the Credit Agreement, as amended hereby, the Notes, as amended hereby, and the Security Documents, as amended hereby, represent the final agreement Among the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.

There are no unwritten oral agreements Among the parties.

[Remainder of Page Intentionally Left Blank. Signatures on Following Pages.]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

ACR GROUP, INC.
By: Name: Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: Name: Title:

ACR SUPPLY, INC.

By: Name: Title:

ACR SUPPLY, INC.

By: Name: Title:

TOTAL SUPPLY, INC.

By: Name: Title:

CONTRACTORS HEATING & SUPPLY, INC.

By: Name: Title:

FLORIDA COOLING SUPPLY, INC.

By: Name: Title:

HEATING AND COOLING SUPPLY, INC.

By: Name: Title:

VALLEY SUPPLY, INC.

By: Name: Title:

WEST COAST HVAC SUPPLY, INC.

By: Name: Title:

ETI TEXAS, INC.

By: Name: Title:

LIFETIME FILTER, INC.

By: Name: Title:

CAC DISTRIBUTORS, INC.

By: Name: Title: